UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2015

CAPITOL ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35898	27-4749725
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

509 7th Street, N.W., Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

(202) 654-7060

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

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CAPITOL ACQUISITION CORP. II (“CAPITOL”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH LINDBLAD EXPEDITIONS, INC. (“LINDBLAD”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY CAPITOL ON MARCH 10, 2015. THE CONTENTS OF THIS CURRENT REPORT ON FORM 8-K MAY BE DISCUSSED AT SUCH PRESENTATIONS.

CAPITOL HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS OF CAPITOL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH CAPITOL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAPITOL’S FINAL PROSPECTUS, DATED MAY 10, 2013, AND CAPITOL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE CAPITOL OFFICERS AND DIRECTORS AND THEIR INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF CAPITOL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CAPITOL ACQUISITION CORP. II, 509 7th STREET, N.W., WASHINGTON, D.C 20004. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CAPITOL or LINDBLAD, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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This report includeS “forward-looking statements”. LINDBLAD’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CAPITOL’s and LINDBLAD’s expectations with respect to future performance, anticipated financial impacts of the PROPOSED TRANSACTION; approval of the PROPOSED transaction by security holders; the satisfaction of the closing conditions to the PROPOSED transaction; and the timing of the completion of the PROPOSED transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which LINDBLAD is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the PROPOSED TRANSACTION doES not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors WILL BE contained in CAPITOL’s filings with the SEC. All subsequent written and oral forward-looking statements concerning CAPITOL and LINDBLAD, the PROPOSED transaction or other matters and attributable to CAPITOL and LINDBLAD or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither CAPITOL nor LINDBLAD undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, EXCEPT AS REQUIRED BY APPLICABLE LAW.

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Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 9, 2015, Capitol Acquisition Corp. II., a Delaware corporation (“Capitol”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Capitol, Argo Expeditions, LLC, a Delaware limited liability company and wholly-owned subsidiary of Capitol (“LLC Sub”), Argo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LLC Sub, and Lindblad Expeditions, Inc., a New York corporation (“Lindblad”). Pursuant to the Merger Agreement, Lindblad had a right to terminate the Merger Agreement if within two business days of May 1, 2015 (the “Debt Financing Target Date”), despite its reasonable best efforts to obtain debt financing of no less than $112,000,000 on terms specified in the Merger Agreement, Lindblad was unable to consummate such debt financing.

On April 20, 2015, as previously disclosed, Lindblad executed a commitment letter with Credit Suisse Securities (USA) LLC and Credit Suisse AG pursuant to which such parties have committed to provide Lindblad with a $120 million senior secured first lien term loan facility, subject to definitive documentation and certain customary closing conditions. On April 30, 2015, the parties to the Merger Agreement executed an amendment to the Merger Agreement (“Amendment No. 1”) extending the Debt Financing Target Date to May 8, 2015. The debt financing is expected to close and fund prior to May 8, 2015.

In addition, pursuant to the Merger Agreement, each of Capitol and Lindblad also had the right to terminate the Merger Agreement if the mergers contemplated by the Merger Agreement were not consummated by the later of (i) May 15, 2015 or (ii) if Capitol’s stockholders voted to extend the date for Capitol to complete, a business combination beyond May 15, 2015, that later date approved by Capitol’s stockholders as long as not later than June 29, 2015. On May 1, 2015, the parties executed a second amendment to the Merger Agreement (“Amendment No. 2”) to postpone the date after which either party can terminate the Merger Agreement if the mergers haven’t been consummated to July 31, 2015.

The foregoing summary of the Merger Agreement, Amendment No. 1 and Amendment No. 2 are qualified in their entirety by references to the text of the Merger Agreement, Amendment No. 1 and Amendment No. 2. Amendment No. 1 and Amendment No. 2 are attached as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Amendment No. 1, dated as of April 30, 2015, to Agreement and Plan of Merger, dated as of March 9, 2015, by and among Capitol Acquisition Corp. II, Argo Expeditions, LLC, Argo Merger Sub, Inc. and Lindblad Expeditions, Inc.

2.2	Amendment No. 2, dated as of May 1, 2015, to Agreement and Plan of Merger, dated as of March 9, 2015, by and among Capitol Acquisition Corp. II, Argo Expeditions, LLC, Argo Merger Sub, Inc. and Lindblad Expeditions, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2015

CAPITOL ACQUISITION CORP. II

By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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